THE COMMON STOCK PURCHASE OPTION REPRESENTED BY THIS AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION (THE "OPTION SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEREFORE MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE ACT, INCLUDING THE REGISTRATION PROVISIONS THEREIN CONTAINED OR PROVIDED AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT, AND SUBJECT TO THE OPINION OF COUNSEL TO TELECOM WIRELESS CORPORATION.

                          TELECOM WIRELESS CORPORATION
                          COMMON STOCK PURCHASE OPTION

     THIS COMMON STOCK PURCHASE OPTION (the "Option") dated as of this 18th day of June, 1998, is exercisable to purchase shares of common stock (the "Option Shares") of Telecom Wireless Corporation (the "Company"), and is hereby granted to Herman Walker (the "Holder"), for the number of Option Shares and at the prices and subject to the terms and conditions contained herein.

     1.   EXERCISE OF OPTION.

     (A) NUMBER OF OPTION SHARES, TIME AND PRICE: The Holder of the Option may exercise the Option to purchase a number of Option Shares having aggregate value, based upon the exercise price set forth below, equal to $400,000. The exercise price(s) of the Option Shares shall be determined as set forth herein, or from time to time if the Option is not exercised in whole, and shall equal the lower of fifty (50%) percent of: (i) the closing bid price of the Shares on the trading day immediately prior to the exercise by Holder of this Option; or (ii) the opening bid price of the Shares on the next trading day. The number of Option Shares subject to this Option will be determined based upon fifty (50%) percent of either the aforesaid closing or opening bid prices of the Shares, at the election of the Holder, divided into $400,000. This Option shall be exercisable commencing on the date first set forth above and expiring after four years, at the end of business on June 18, 2002 (the "Option Period"). The Option granted hereunder shall be deemed exercised in whole or in part when the Holder shall indicate the decision to do so in writing to the Company and at the same time tendering payment by certified check payable to the Company for the number of Option Shares being exercised, either in whole or from time to time, as provided herein. All Option Shares issuable upon exercise of this Option will bear a legend as set forth in Section 4 below and may be sold by Holder in accordance with the provisions of Rule 144 promulgated under the Act.

     (B) METHOD OF EXERCISE: The Option shall be exercisable, in whole or in part, by written notice to the Company, stating the name in whom the Option Shares shall be registered, and shall provide payment of the Option Shares by certified check payable to the Company.

     2.   HOLDER'S OR SUCCESSOR'S RIGHTS AS STOCKHOLDERS.

     Neither the Holder nor any heir, successor or assign shall be deemed to be a stockholder of the Company until such time as he or they shall tender payment for the Option Shares as provided hereinabove,

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     3.   REVIEW AND EVALUATION OF INFORMATION REGARDING THE COMPANY.

     The Holder warrants that he has evaluated the merits and risks associated with the investment in the Company as represented by this Option, including review of the draft financial statements prepared by or for the Company, and all other documentation that Holder deems necessary. The Holder further represents that he understands that neither this Option nor the Option Shares are presently registered under the Act, nor is the Company obligated to effect the registration of the Option Shares under the Act.

     4.   OPTION SHARES NOT REGISTERED.

     The certificates representing Option Shares issued upon exercise of the Option have not been registered under the Act. As a result, the certificates evidencing the Option Shares shall bear the following restrictive legend:
THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER (1) WITHOUT REGISTRATION UNDER THE ACT AND IN COMPLIANCE WITH THE LAWS OF ANY APPLICABLE JURISDICTION OR (2) AN OPINION OF COUNSEL TO THE COMPANY (IN FORM AND SUBSTANCE ACCEPTABLE TO COUNSEL TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED.

     5.   HOLDER'S FINANCIAL EXPERIENCE.

     The Holder is sufficiently experienced in financial matters and matters pertaining to securities and the business of the Company to be capable of evaluating the merits and risks associated with the acceptance of this Option, and has relied upon such experience in so determining to accept this Option in consideration for the existing agreements between the Holder and the Company. The parties agree that this Option is not the exclusive consideration granted to Holder by the Company, which other consideration is governed by and was given pursuant to separate written agreements with the Company.

     6.   MISCELLANEOUS.

     (A) AMENDMENT: This Agreement may not be amended or modified in any respect except for the right of the Holder to transfer its interest in the Option to persons or entities designated in writing to the Company, with copies to the Company's stock transfer agent, with written notice to the Company.

     (B) DESCRIPTIVE HEADINGS: The headings contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (C) COUNTERPARTS: This Agreement may be executed in on or more counterparts, and by the separate parties hereto in separate counterparts, each of which shall be deemed to be one and the same instrument.

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     (D)  NOTICES:  All notices, consents, requests, instructions and other communications provided herein shall be in writing and shall be deemed to have been duly given when delivered by United states Mail, postage prepaid, as follows:

     If to the Company, to:

          Telecom Wireless Corporation.
          Attn.: N. Richard Grassano, President
          1515 North Federal Highway
          Suite 218
          Boca Raton, FL 33432

     If to Holder, to:

          Herman Walker
          5350 Great Fosters
          Rochester, MI 48306

     (E) APPLICABLE LAW AND VENUE: This Agreement shall be construed and enforced in accordance with and be governed by the laws of the State of Florida. Venue for the purposes of this Option Agreement and the enforcement of all remedies at law and in equity shall rest in the 15th Judicial Circuit in and for Palm Beach County, Florida. THE PARTIES TO THIS AGREEMENT HAVE READ THIS OPTION AND OPTION AGREEMENT, HAVE HAD OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR OWN CHOICE, AND UNDERSTAND EACH OF THE PROVISIONS OF THIS OPTION AND OPTION AGREEMENT.

                                       DATE OF GRANT: As of June 18, 1999
                                                      ----------------------

TELECOM WIRELESS CORPORATION


BY:   /s/ N. Richard Grassano
    -----------------------------------
     N. RICHARD GRASSANO, PRESIDENT



ACCEPTED BY
HERMAN WALKER


 /s/ Herman Walker         6-22-98
---------------------------------------




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